UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 7, 2005

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1 PRESS RELEASE DATED MARCH 7, 2005

Item 2.02 Results of Operations and Financial Condition

Today, Sierra Pacific Resources and its two utility subsidiaries, Nevada Power Company and Sierra Pacific Power Company, issued a press release disclosing financial results for the fiscal year ended December 31, 2004. The text of the release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits — The following exhibit is furnished with this Form 8-K.

99.1	Press Release dated March 7, 2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: March 4, 2005	By:	/s/ Michael W. Yackira
Michael W. Yackira
Executive Vice President and Chief Financial Officer

Nevada Power Company (Registrant)
Date: March 4, 2005	By:	/s/ Michael W. Yackira
Michael W. Yackira
Executive Vice President and Chief Financial Officer

Sierra Pacific Power Company (Registrant)
Date: March 4, 2005	By:	/s/ Michael W. Yackira
Michael W. Yackira
Executive Vice President and Chief Financial Officer